SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust, Series 2004-6CB)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                       Countrywide Alternative Loan Trust
                                Series 2004-6CB

On June 25, 2004, The Bank of New York, as Trustee for CWT, Countrywide Alternative Loan Trust Series 2004-6CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Countrywide Alternative Loan Trust Series 2004-6CB relating to the distribution date of June 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2004


                             Payment Date: 06/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Countrywide Alternative Loan Trust, Series 2004-6CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         506,709,423.37    1.390000%    11,406,080.95    586,938.42   11,993,019.37       0.00       0.00
                        M1         11,255,000.00    1.630000%             0.00     15,288.04       15,288.04       0.00       0.00
                        M2          7,137,000.00    2.200000%             0.00     13,084.50       13,084.50       0.00       0.00
                        M3          3,568,000.00    2.950000%             0.00      8,771.33        8,771.33       0.00       0.00
                        C         528,669,423.37    0.000000%             0.00  1,594,510.52    1,594,510.52       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        528,669,423.37     -           11,406,080.95  2,218,592.81   13,624,673.76     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         495,303,342.42              0.00
                                M1         11,255,000.00              0.00
                                M2          7,137,000.00              0.00
                                M3          3,568,000.00              0.00
                                C         517,263,342.42              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        517,263,342.42     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Countrywide Alternative Loan Trust, Series 2004-6CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     506,709,423.37     1.390000% 12667FCW3    21.640625      1.113591    939.733284
                           M1     11,255,000.00     1.630000% 12667FCX1     0.000000      1.358333  1,000.000000
                           M2      7,137,000.00     2.200000% 12667FCY9     0.000000      1.833333  1,000.000000
                           M3      3,568,000.00     2.950000% 12667FCZ6     0.000000      2.458333  1,000.000000
                           C     528,669,423.37     0.000000%               0.000000      2.904241    942.143148
Residual                   AR              0.00     0.000000% 12667FDA0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     528,669,423.37       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Countrywide Alternative Loan Trust, Series 2004-6CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       517,263,342.42   517,263,342.42
Loan count                   2549             2549
Avg loan rate           5.313197%             5.31
Prepay amount       11,403,907.55    11,403,907.55

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       102,623.94       102,623.94
Sub servicer fees        8,074.24         8,074.24
Trustee fees             3,965.02         3,965.02


Agg advances                  N/A              N/A
Adv this period         29,505.24        29,505.24

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,980,567.94    10,980,567.94
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            528,669,423.37
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          31                 6,215,713.96
60 to 89 days                           2                   377,500.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                33                 6,593,213.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,624,673.76         13,624,673.76
Principal remittance amount           11,406,080.95         11,406,080.95
Interest remittance amount             2,218,592.81          2,218,592.81